Exhibit 99.2

Intel Corporation 2200 Mission College Blvd. Santa Clara, CA 95054-1549

CONTACTS:
MEDIA:	Claudine Mangano	Martin Strobel
	Intel Corporation	Intel Corporation
	408-765-0146	+49 89 9914 3631
	claudine.a.mangano@intel.com	martin.strobel@intel.com

INVESTORS:	Reuben Gallegos
Intel Corporation
408-765-5374
Reuben.m.gallegos@intel.com

Intel Completes Acquisition of Infineon’s Wireless Solutions Business

SANTA CLARA, Calif., Jan. 31, 2011 – Intel Corporation today announced that it has completed the acquisition of the Infineon Technologies AG Wireless Solutions (WLS) business.
WLS is a leading provider of cellular platforms to top-tier global phone makers, and is part of Intel’s strategy to accelerate always-connected computing platforms that span a variety of device and market segments, including laptops, cars, smart phones, tablets and smart TVs.
The business enhances Intel’s existing communication portfolio with leading wireless mobility and cellular platforms, bringing together Intel’s strengths in WiFi and 4G WiMAX with WLS’ leadership in 2G and 3G, and a combined path to accelerate 4G LTE. Collectively these building blocks further support Intel’s move to serve a broader array of customers and market segments with best-in-class computing solutions founded on energy-efficient performance, Internet connectivity and security.
“As computing spreads across a range of connected devices, including new categories being created almost daily, we must be ready to support the next billion devices across multiple networks with smart, secure and seamless computing experiences,” said Dadi Perlmutter, Intel executive vice president and co-general manager of the Intel Architecture Group. “The acquisition brings to Intel a world-class wireless portfolio and a proven track record in cellular communications, combined with our existing strength in computing positions us well for future growth.”
-more-

Intel/Page 2

The new wireless business will now be called Intel Mobile Communications (IMC) and will operate as a standalone business entity within Intel’s Architecture Group to enable continuity of existing customer sales, projects and support, including ARM-based products.

“With the projected growth of mobile computing and its convergence with wireless device market segments, it is our intent to rapidly apply Intel’s resources and assets to further grow our wireless business and move Intel Mobile Communications into a leadership position,” said Prof. Dr. Hermann Eul, president of Intel Mobile Communications. “As we enter an era of multi-communication solutions, IMC’s products and technologies will be integral to connecting a breadth of Intel and ARM-based mobile devices. We are truly excited to be a part of this growth.”

IMC will continue with its current business model of supplying leading-edge wireless and cellular platforms to its customers worldwide, in addition to support of Intel Core® and Atom™-based application processor platforms. The acquisition will further boost IMC’s capabilities as it now gains access to Intel’s technology investments, R&D, brand and global footprint.

Risk Factors

The above statements and any others in this document that refer to the future are forward-looking statements that involve a number of risks and uncertainties. Many factors could affect Intel’s actual results, and variances from Intel’s current expectations regarding such factors could cause actual results to differ materially from those expressed in these forward-looking statements.

•	Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” and their variations identify forward-looking statements.

•
Statements that refer to or are based on projections, uncertain events or assumptions also identify forward-looking statements. These statements are not guarantees of results and are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements.

•
These risks and uncertainties include, but are not limited to, the risk that Intel may not realize the anticipated benefits of the WLS acquisition, the risk that Intel may not retain the customer relationships of WLS, and other risks associated with the acquisition, including the ability to successfully integrate the acquired technologies or operations, the potential for unexpected liabilities, and our ability to retain key employees of the acquired business.

-more-

Intel/Page 3

A detailed discussion of these and other factors that could affect Intel’s results is included in Intel’s SEC filings, including the report on Form 10-Q for the fiscal quarter ended Sept. 25, 2010.

About Intel

Intel (NASDAQ: INTC) is a world leader in computing innovation. The company designs and builds the essential technologies that serve as the foundation for the world’s computing devices. Additional information about Intel is available at newsroom.intel.com and blogs.intel.com.

Intel, Atom, Intel Core and the Intel logo are trademarks of Intel Corporation in the United States and other countries.  * Other names and brands may be claimed as the property of others.